Exhibit 10-1

SEVENTH AMENDMENT, dated as of February 13, 2015 (this “Amendment”), to the Competitive Advance and Revolving Credit Agreement, dated as of December 13, 2004 and effective as of January 5, 2005, as amended and restated as of August 5, 2013 and as further amended by the Sixth Amendment thereto, dated as of September 24, 2013 (the “Credit Agreement”) among Gannett Co., Inc., a Delaware corporation (“Gannett”), several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other parties party thereto, is made by and between Gannett, the Administrative Agent and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Gannett has requested certain amendments to the Credit Agreement;
WHEREAS, the parties are willing to consent to the requested amendments on the terms and conditions contained herein;
NOW THEREFORE, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.Amendments to the Credit Agreement.

2.1    Amendments to Section 1.1 of the Credit Agreement.
(a) The following term shall be inserted into Section 1.1 in appropriate alphabetical order:
““Seventh Amendment Effective Date”: February 13, 2015.”
(b) The definition of “Eurodollar Base Rate” shall be amended by adding the underlined text, as set forth below:

“with respect to any Eurodollar Loan for any Interest Period, the London interbank offered rate as administered by the British Bankers Association (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case, the “Screen Rate”) at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period; provided, that, if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided, further, that, if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to Dollars, then the Eurodollar Base Rate shall be the Interpolated Rate at such time. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available in Dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, at such time; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”
(c) The definition of “Federal Funds Effective Rate” shall be amended by adding the following proviso at the end thereof:

“; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

2.2    Amendment to Section 2.15 of the Credit Agreement.
New Section 2.15(j) of the Credit Agreement is hereby added as follows:
“Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Seventh Amendment Effective Date, Gannett and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement (together with any Loans or other extensions of credit pursuant hereto) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
2.3    Amendment to Section 6.3 of the Credit Agreement.
Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Permit the Total Leverage Ratio as of the last day of any Test Period ending during any period set forth below to exceed the ratio set forth opposite such period:

Period	Total Leverage Ratio
Amendment and Restatement Effective Date through the Acquisition Date	3.50 to 1.00
Acquisition Date through September 30, 2016	4.00 to 1.00
October 1, 2016 and thereafter	3.75 to 1.00”

3.Effectiveness. This Amendment shall become effective as of the date (the “Seventh Amendment Effective Date”) on which the Administrative Agent shall have received counterparts hereof duly executed by (i) Gannett, (ii) the Administrative Agent and (iii) Lenders constituting Required Lenders.

4.Representations and Warranties. Gannett hereby represents and warrants that, on and as of the Seventh Amendment Effective Date, after giving effect to this Amendment:

(a) No Default or Event of Default has occurred and is continuing; and
(b) Each of the representations and warranties of Gannett in the Credit Agreement and this Amendment is true and correct in all material respects, as if made on and as of the date hereof.
5.Continuing Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. From and after the date hereof, all references in the Credit Agreement thereto shall be to the Credit Agreement as amended hereby.

6.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by electronic or facsimile transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

7.Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment.

8.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.Expenses. Gannett agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

GANNETT CO., INC.

By:    /s/ Michael A. Hart
    Name: Michael A. Hart
    Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:    /s/ Timothy D. Lee
    Name: Timothy D. Lee
    Title: Vice President

Signature page to Seventh Amendment to Credit Agreement

Barclays Bank PLC, as a Lender

By:     /s/ Luke Syme
    Name: Luke Syme
    Title: Assistant Vice President

Signature page to Seventh Amendment to Credit Agreement

CAPITAL ONE, N.A., as a Lender

By:    /s/ Michelle Khalili
    Name: Michelle Khalili
    Title: SVP

Signature page to Seventh Amendment to Credit Agreement

Citibank, N.A., as a Lender

By:     /s/ Elizabeth Minnella Gonzalez
    Name: Elizabeth Minnella Gonzalez
    Title: Managing Director and Vice President

Signature page to Seventh Amendment to Credit Agreement

Comerica Bank, as a Lender

By:    /s/ Mark J Leveille
    Name: Mark J Leveille
    Title: Vice President

Signature page to Seventh Amendment to Credit Agreement

Citizens Bank, N.A., as a Lender

By:    /s/ Ramez Gobran
    Name: Ramez Gobran
    Title: Vice President

Signature page to Seventh Amendment to Credit Agreement

Fifth Third Bank, and Ohio Banking Corporation, as a Lender

By:    /s/ J. David Izard
    Name: J. David Izard
    Title: Vice President

Signature page to Seventh Amendment to Credit Agreement

First Hawaiian Bank, as a Lender

By:    /s/ Derek Chang
    Name: Derek Chang
    Title: Vice President

Signature page to Seventh Amendment to Credit Agreement

MIZUHO BANK, LTD., as a Lender

By:    /s/ Bertram H. Tang
    Name: Bertram H. Tang
    Title: Authorized Signatory

Signature page to Seventh Amendment to Credit Agreement

PNC Bank, N.A., as a Lender

By:    /s/ Nancy Rosal Bonnell
    Name: Nancy Rosal Bonnell
    Title: Vice President

Signature page to Seventh Amendment to Credit Agreement

RAYMOND JAMES BANK, N.A., as a Lender

By:    /s/ Michael Pelletier
    Name: Michael Pelletier
    Title: Senior Vice President

Signature page to Seventh Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Alexander Oliver
    Name: Alexander Oliver
    Title: Authorized Signatory

Signature page to Seventh Amendment to Credit Agreement

Sumitomo Mitsui Banking Corporation, as a Lender

By:    /s/ David W. Kee
    Name: David W. Kee
    Title: Managing Director

Signature page to Seventh Amendment to Credit Agreement

SUNTRUST BANK, as a Lender

By:    /s/ Cynthia W. Burton
    Name: Cynthia W. Burton
    Title: Vice President

Signature page to Seventh Amendment to Credit Agreement

TD Bank, N.A., as a Lender

By:    /s/ Shivani Agarwal
    Name: Shivani Agarwal
    Title: Senior Vice President

Signature page to Seventh Amendment to Credit Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:    /s/ Ola Anderssen
    Name: Ola Anderssen
    Title: Director

Signature page to Seventh Amendment to Credit Agreement

The Northern Trust Company, as a Lender

By:    /s/ Lisa DeCristofaro
    Name: Lisa DeCristofaro
    Title: Senior Vice President

Signature page to Seventh Amendment to Credit Agreement

US Bank, National Association, as a Lender

By:    /s/ Steven L. Sawyer
    Name: Steven L. Sawyer
    Title: Senior Vice President

Signature page to Seventh Amendment to Credit Agreement